独家业务合作协议
Exclusive Business Cooperation Agreement

本独家业务合作协议（“**本协议**”）由以下双方于 2012 年___月___日在中华人民共和国（“**中国**”）__________签署。

This Exclusive Business Cooperation Agreement (this “**Agreement**”) is made and entered into by and between the following parties on __________, 2012 in __________, the People's Republic of China (“**China**” or the “**PRC**”).

甲方： **臻景生物技术（无锡）有限公司（“臻景无锡”）**
Party A: **China Biotech (Wuxi) Co., Ltd. (“CBW”)**
地址： 江苏省无锡市惠山区惠山大道 1619 号 2 号楼 301 室
Address: 1619 Huishan Avenue, No. 2, Room 301, Huishan District, Wuxi, Jiangsu

乙方： **臻景生物技术（上海）有限公司（“臻景上海”）**
Party B: **China Biotech (Shanghai) Co., Ltd. (“CBS”)**
地址： 上海桂平路 333 号 1 号楼 5 楼
Address: 333 Guiping Road, No.1, 5th floor, Shanghai

臻景无锡和臻景上海以下各称为“一方”，统称为“双方”。

Each of CBW and CBS shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于：
Whereas,

1. 臻景无锡是一家在中国注册的外商独资企业，拥有提供技术和咨询服务的必要资源；
   CBW is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide technical and consulting services;

2. 臻景上海是一家在中国注册的内资公司，经中国有关政府部门依法批准可以从事生物、医药专业领域内的技术开发、技术咨询、技术服务、技术转让，企业管理咨询，实验室设备及耗材、生物试剂（除医疗、诊断试剂）的销售，从事货物进出口及技术进出口业务（涉及行政许可的，凭许可证经营）（统称“**主营业务**”）；
   CBS is a domestic company registered in China and may engage in, upon the approvals by competent governmental authorities in China, technology development, technical consultancy, technical services, technology assignment in the fields of biology and pharmaceutics, consultancy on enterprise administration, sales of laboratorial equipment and consumable, and biological preparations (except medical and diagnostic reagents), and the import and export of merchandise and technologies (when and if required, a license shall be obtained prior to engaging in such business) (collectively, the “**Principal Business**”);

3. 臻景无锡同意利用其技术、人员和信息优势，在本协议期间向臻景上海提供有关主营业务的独家技术和业务支持、咨询服务和其它商业服务，臻景上海同意接受臻景无锡或其指定方按本协议约定提供的各种服务。
CBW is willing to provide CBS with technical and business support, consulting services, and other commercial services on exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in technology, human resources, and information, and CBS is willing to accept such services provided by CBW or CBW's designee(s), each on the terms set forth herein.

据此，臻景无锡和臻景上海经协商一致，达成如下协议：
Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1. **服务提供**
Services Provided by CBW

1.1 按照本协议条款和条件，臻景上海在此委任臻景无锡在本协议期间作为臻景上海的独家服务提供者向臻景上海提供全面的技术支持、业务支持和相关咨询服务，具体内容包括所有在臻景上海主营业务范围内由臻景无锡不时决定必要的服务，包括但不限于以下内容：生物医药技术研发、技术转让，生物提取的非食品、药品多肽的生产，自营和代理各类商品及技术的进出口业务（国家限定企业经营和禁止出口的商品和技术除外）。
CBS hereby appoints CBW as CBS's exclusive services provider to provide CBS with complete technical support, business support and related consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement, which may include all necessary services within the scope of the Principal Business of CBS as may be determined from time to time by CBW, such as but not limited to technology research and development, and technology assignment in the field of biological medicine, manufacture of biologically extracted non-food and medical polypeptide, licensed trading and agency of import and export of all merchandise and technologies (except merchandise and technologies under restriction and prohibited from export by the State).

1.2 臻景上海接受臻景无锡的咨询和服务。臻景上海进一步同意，除非经臻景无锡事先书面同意，在本协议期间，就本协议约定的服务或其他事宜，臻景上海不得直接或间接地从任何第三方获得任何与本协议相同或类似的咨询和/或服务，并不得与任何第三方就本协议所述事项建立任何类似的合作关系。双方同意，臻景无锡可以指定其他方与臻景上海签署本协议第 1.3 条描述的某些协议,为臻景上海提供本协议约定的服务和/或支持。
CBS agrees to accept all the consultancy and services provided by CBW. CBS further agrees that unless with CBW's prior written consent, during the term of this Agreement, CBS shall not directly or indirectly accept the same or any similar consultancy and/or services

provided by any third party and shall not establish similar cooperation relationship with any third party regarding the matters contemplated in this Agreement. The Parties agree that CBW may appoint other parties, who may enter into certain agreements described in Section 1.3 of this Agreement with CBS, to provide CBS with the consultancy and/or services under this Agreement.

1.3 服务的提供方式
Service Providing Methodology

1.3.1 双方同意在本协议有效期内，视情况而定，臻景上海可以与臻景无锡或臻景无锡指定的其他方进一步签订技术服务协议和咨询服务协议，对各项技术服务、咨询服务的具体内容、方式、人员、收费等进行约定。
CBW and CBS agree that during the term of this Agreement, where necessary, CBS may enter into further technical service agreements or consulting service agreements with CBW or any other party designated by CBW, which shall provide the specific contents, manner, personnel, and fees for the specific technical services and consulting services.

1.3.2 臻景上海特此向臻景无锡授予一项不可撤销的排他性的购买权，根据该购买权，臻景无锡可在中国法律法规允许的范围内，由臻景无锡自行选择，向臻景上海购买任何部分或全部资产，作价为中国法律允许的最低价格。届时双方将另行签订一份资产转让合同，对该资产转让的条款和条件进行约定。为确保上述购买权的目的可以实现，臻景上海在对任何实质性的或重要的资产进行处分、转让、设置权利负担之前，必须取得臻景无锡的事先书面同意。“实质性的或重要的资产”根据资产的价值、商业惯例、行业标准、及双方的约定来确定。
CBS hereby grants to CBW an irrevocable and exclusive option to purchase from CBS, at CBW's sole discretion, any or all of the assets of CBS, to the extent permitted under the PRC laws, at the lowest purchase price permitted by the PRC laws. In this case, the Parties shall enter into a separate assets transfer agreement, specifying the terms and conditions of the transfer of the assets. To ensure that the purpose of the aforementioned option may be satisfied, CBS shall obtain the prior written consent from CBW before it disposes of, transfers, or sets encumbrances on any of its substantial or important asset. "Substantial or important asset" shall be determined pursuant to the value of asset, business practice, industrial standard, and agreements between the Parties.

2. 服务的价格和支付方式
The Calculation and Payment of the Service Fees

2.1 双方同意，就本协议项下臻景无锡向臻景上海提供的各项服务，臻景上海应向臻景无锡支付服务费（“**服务费**”）。在本协议有效期内，臻景上海应向臻景无锡支付的服务费应按如下公式计算：臻景无锡服务提供人员向臻景上海提供服务所花费的时间乘以其各自的级别费率，加上臻景无锡董事会根据臻景无锡向臻景上海提供的服务的价值以及臻景上海实际收入情况不时确定的服务费金额或比例。如臻景无锡董事会未对前述服务费的金额或比例进行调整，则按臻景无锡董事会最近一次确定的金额或比例执行。在调整或确定服务费时，应考虑以下因素：

The Parties agree that in respect to the services provided by CBW to CBS contemplated in this Agreement, CBS shall pay CBW the service fees (the "**Service Fees**"). During the term of this Agreement, the Service Fees to be paid to CBW by CBS shall be calculated based on the following formula: the time of services rendered to CBS by the employees of CBW multiplies the corresponding rate, plus amount of the services fees or ratio decided by the board of directors of CBW based on the value of services rendered by CBW and the actual income of CBS from time to time. In the event the board of directors of CBW does not adjust the aforesaid amount of service fees or ratio, the Service Fees shall be exercised in accordance with the amount of ratio decided by the latest adjustment made by the board of directors of CBW. The following elements shall be taken into consideration in adjusting or deciding the Service Fees:

2.1.1 服务的复杂程度及难度；
The complexity and difficulty of the services;

2.1.2 臻景无锡雇员提供该等服务所需的时间；
The required time of such services rendered by the employees of CBW;

2.1.3 服务的具体内容和商业价值；
The exact content and commercial value of the services; and

2.1.4 相同种类服务的市场参考价格。
The market price of the services of the same kind.

2.2 服务费应当按年计算并且每年支付一次，但如果臻景上海在某一年度限于实际经营状况而无能力按时支付服务费，则该年度的服务费支付经臻景无锡书面同意后可延期至臻景上海下一个盈利年度末一起结付。臻景无锡应在每一年度结束后的三十（30）天内向臻景上海发出前一年服务费的账单。臻景上海应在收到臻景无锡账单后的十（10）个工作日内将服务费付至臻景无锡指定的银行账户，且臻景上海应在付款后的十（10）个工作日内将付款凭证的复印件传真或邮寄给臻景无锡。

The Service Fees shall be calculated annually and paid once a year, unless CBS is incapable of paying the Service Fees in due time in

certain year due to its actual operation situation, the payment of the Service Fees in said year may be deferred to the end of the next profitable year of CBS and paid cumulatively, upon written consent from CBW. CBW shall bill CBS the Service Fees of the last year within thirty (30) days after the end of each year. CBS shall make the payment to the bank account designated by CBW within ten (10) work days after receiving the bill issued by CBW and provide the copy of the payment proof to CBW by fax or mail within ten (10) work days after the payment.

2.3 经双方协商一致，可以另行签署书面协议调整服务费的具体计算方法及支付方式。
Upon mutual agreement by the Parties, the exact calculation and payment methods of the Service Fees may be amended by entering into a separate written agreement.

2.4 除非双方另行达成一致意见，臻景上海依据本协议向臻景无锡支付的服务费不应有任何扣除或抵销。
Unless otherwise unanimously agreed upon by the Parties, the Service Fees to be paid by CBS to CBW pursuant to this Agreement shall not be subject to any deduction or offset.

3. **保密条款**
Confidentiality Clauses

3.1 双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)已经或将要进入公共领域的任何信息（由接受保密信息之一方擅自披露的除外）；(b)根据有关法律法规、证券交易所规则、或政府部门或法院的命令而必须披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、投资者、法律或财务顾问亦需遵守与本条款相类似之保密责任。任何一方工作人员或聘请机构对任何保密信息的泄密均视为该方的泄密，泄密一方需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然有效。
The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party's unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or

other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.2 双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。
The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

4. **陈述和保证**
Representations and Warranties

4.1 臻景无锡陈述和保证如下：
CBW hereby represents and warrants as follows:

4.1.1 臻景无锡是按照中国法律合法注册并有效存续的外商独资企业。
CBW is a wholly owned foreign enterprise legally registered and validly existing in accordance with the laws of China.

4.1.2 臻景无锡已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署、送达和履行本协议；臻景无锡对本协议的签署、送达和履行并不违反法律法规的明确规定。
CBW has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution, delivery, and performance of this Agreement. CBW's execution, delivery, and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on CBW.

4.1.3 本协议构成对其合法、有效、有约束力、并可依相应条款对其强制执行的义务。
This Agreement constitutes CBW's legal, valid and binding obligations, enforceable in accordance with its terms.

4.2 臻景上海陈述和保证如下：
CBS hereby represents and warrants as follows:

4.2.1 臻景上海是按照中国法律合法注册且有效存续的公司，并已及时获得了从事主营业务所需的政府许可、证照。

CBS is a company legally registered and validly existing in accordance with the laws of China and has obtained the relevant permit and license for engaging in the Principal Business in a timely manner;

4.2.2 臻景上海已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署、送达和履行本协议；臻景上海对本协议的签署、送达和履行并不违反法律法规的明确规定。
CBS has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution, delivery, and performance of this Agreement. CBS's execution, delivery, and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on CBW.

4.2.3 本协议构成对其合法、有效、有约束力、并可依相应条款对其强制执行的义务。
This Agreement constitutes CBS's legal, valid and binding obligations, enforceable in accordance with its terms.

5. **生效和有效期**
Effectiveness and Term

5.1 本协议于文首标明的协议日期签署并同时生效。除非依本协议或双方其他协议的约定而提前终止，本协议有效期为 10 年，但双方应自本协议签署后，每 3 个月对本协议的内容做一次审查，以决定是否需要根据当时的情况对本协议作出相应修改和补充。
This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be 10 years. After the execution of this Agreement, both Parties shall review this Agreement every 3 months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

5.2 协议期满前，经臻景无锡书面通知，本协议可以续展。双方同意续展的期限由臻景无锡决定。
The term of this Agreement may be extended if confirmed in writing by CBW prior to the expiration thereof. The Parties agree that the extended term shall be determined by CBW.

6. **终止**
Termination

6.1 除非依据本协议续期，本协议于到期之日终止。

Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration hereof.

6.2 本协议有效期内，除非臻景无锡对臻景上海有重大过失或存在欺诈行为，臻景上海不得提前终止本协议。尽管如此，臻景无锡可在任何时候通过提前 30 天向臻景上海发出书面通知的方式终止本协议。

During the term of this Agreement, unless CBW commits gross negligence, or a fraudulent act, against CBS, CBS shall not terminate this Agreement prior to its expiration date. Nevertheless, CBW shall have the right to terminate this Agreement upon giving 30 days' prior written notice to CBS at any time.

6.3 在本协议终止之后，双方在第 3、7 和 8 条项下的权利和义务将继续有效。

The rights and obligations of the Parties under Articles 3, 7, and 8 shall survive the termination of this Agreement.

7. **适用法律和争议解决**
Governing Law and Resolution of Disputes

7.1 本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。

The execution, effectiveness, construction, performance, amendment, and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方才可将有关争议提交给中国国际经济贸易仲裁委员会上海分会，由该会按照申请仲裁时现行有效的仲裁规则仲裁解决。仲裁应在上海进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission, Shanghai Sub-commission, for arbitration, in accordance with its then effective Arbitration Rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

7.3 因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其它权利并履行各自在本协议项下的其它义务。
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8. 补偿
Indemnification

就臻景无锡根据本协议向臻景上海提供的咨询和服务内容所产生或引起的针对臻景无锡的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由臻景上海补偿给臻景无锡，以使臻景无锡不受任何损害，除非该损失、损害、责任或费用是因臻景无锡的重大过失或故意而产生的。
CBS shall indemnify and hold harmless of CBW from any losses, injuries, obligations, or expenses caused by any lawsuit, claims, or other demands against CBW arising from or caused by the consultancy and services provided by CBW to CBS pursuant to this Agreement, except where such losses, injuries, obligations, or expenses arise from the gross negligence or willful misconduct of CBW.

9. 通知
Notices

9.1 本协议项下要求或允许发出的所有通知和其他通信应通过专人递送、邮资预付的挂号信、商业快递服务或传真的方式发到一方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1 通知如果是以专人递送、快递服务或邮资预付的挂号信方式发出的，则以该通知在如下地址处被接收或拒收之日为有效送达日。
Notices given by personal delivery, by courier service, or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

9.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。
Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2 为通知的目的，双方地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

甲方：臻景生物技术（无锡）有限公司
Party A: China Biotech (Wuxi) Co., Ltd.
地址：江苏省无锡市惠山区惠山大道 1619 号 2 号楼 301 室
Address: 1619 Huishan Avenue, No. 2, Room 301, Huishan District, Wuxi, Jiangsu
收件人： LI SHU
Attn: LI SHU
电话/: 【 】
Phone: 【 】
传真： 【 】
Facsimile: 【 】

乙方：臻景生物技术（上海）有限公司
Party B: China Biotech (Shanghai) Co., Ltd.
地址：上海桂平路 333 号 1 号楼 5 楼
Address: 333 Guiping Road, No.1, 5th floor, Shanghai
收件人： 李戍
Attn: LI SHU
电话： 【 】
Phone: 【 】
传真： 【 】
Facsimile: 【 】

9.3 任何一方可按本条规定随时给另一方发出通知来改变其接收通知的地址。
Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10. **协议的转让**
Assignment

10.1 臻景上海不得将其在本协议项下的权利与义务转让给第三方，除非事先征得臻景无锡的书面同意。
Without CBW's prior written consent, CBS shall not assign its rights and obligations under this Agreement to any third party.

10.2 臻景上海在此同意，臻景无锡向臻景上海发出书面通知后即可向其他第三方转让其在本协议项下的权利和义务，并且无需就该等转让征得臻景上海的同意。
CBS agrees that CBW may assign its obligations and rights under this Agreement to any third party upon a prior written notice to CBS but without the consent of CBS.

11. **协议的分割性**
Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Agreement are found to be invalid, illegal, or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12. **协议的修改、补充**
Amendments and Supplements

双方应当以书面协议方式对本协议作出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。
Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13. **语言和副本**
Language and Counterparts

本协议以中文和英文书就，一式二份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。
This Agreement is written in both Chinese and English language in duplicate, each Party having one original with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

有鉴于此，双方令其授权代表于文首所述日期签署本独家业务合作协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written.

甲方： **臻景生物技术（无锡）有限公司**

Party A: **China Biotech (Wuxi) Co., Ltd.**

签署：

By: ______________

姓名： LI SHU

Name: LI SHU

职位： 法定代表人

Title: Legal Representative

乙方： **臻景生物技术（上海）有限公司**

Party B: **China Biotech (Shanghai) Co., Ltd.**

签署：

By: ______________

姓名： 李戍

Name: LI SHU

职位： 法定代表人

Title: Legal Representative